Exhibit 10.2

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FORM OF NOTE CONVERSION AGREEMENT

May 12, 2025

The investor party hereto (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is converting Existing Notes (as defined below) hereunder, a “Holder”), enters into this Note Conversion Agreement (this “Agreement”) with Omeros Corporation, a Washington corporation (the “Company”), as of the date first written above, whereby the Company will convert into shares of Common Stock (the “Transaction”) the aggregate principal amount of the Company’s existing 5.25% Convertible Senior Notes due 2026 (the “Existing Notes”) set forth opposite such Holder’s name on Exhibit A hereto on the terms set forth below.

On and subject to the terms and conditions set forth in this Agreement, and in consideration of the mutual covenants, agreements and understandings herein contained, the parties hereto agree as follows:

Article I: Conversion of the Existing Notes

Section 1.1          Conversion Dates.

(a)    On and subject to the terms and conditions set forth in this Agreement, on each date that is [***] Trading Days before each True-Up Date (as defined below) (each, a “Conversion Date”), the Undersigned hereby agrees to cause each Holder to convert the applicable Tranche Conversion Amount (pro rata in accordance with each such Holder’s respective holdings of Conversion Notes as set forth on Exhibit A hereto) (the “Conversion Notes”) in exchange for the Company’s agreement to deliver to the Holders, on each such date, a number of shares of Common Stock (the “Conversion Shares”) determined by dividing the applicable Tranche Conversion Amount by the Conversion Price, with such number of shares of Common Stock rounded down to the nearest whole share, plus cash in lieu of any fractional shares (the “Conversion Consideration”) and less, with respect to the second and third Conversion Dates, any applicable True-Up Balance, along with accrued and unpaid interest on such Conversion Notes from, and including, the most recent interest payment date to, but excluding, such Conversion Date, to be paid in cash calculated in accordance with the Indenture.

(b)    On and subject to the terms and conditions set forth in this Agreement (and as part of the consideration for the conversion of the Conversion Notes), on each True-Up Date, if the True-Up Amount is greater than zero, the Company shall issue to such Holder such True-Up Amount (any such shares of Common Stock issued in connection with a True-Up Date, the “True-Up Shares”). If any True-Up Amount is a negative number (a “True-Up Balance”), such True-Up Balance shall reduce, on a one-for-one basis, the number of Conversion Shares to be delivered to such Holder on the next succeeding Conversion Date (and, if greater than the number of Conversion Shares with respect to such Conversion Date, will be brought forward through subsequent True-Up Date(s) and Conversion Date(s) until such True-Up Balance is fully utilized). If there is a True-Up Balance on the third True-Up Date, such Holder shall deliver to the Company a number of shares of Common Stock equal to such amount (the “Rebate Shares”).

(c)    The Company may elect to delay any of the Conversion Dates established pursuant to paragraph (a) of this Section 1.1 for up to [***] calendar days by providing written notice to the Holder at least [***] Business Day prior to the applicable Conversion Date. Each subsequent Conversion Date and True-Up Date shall be delayed by the number of calendar days of the delay of the initial delayed Conversion Date, provided that the third True-Up Date must occur on or before September 15, 2025.

(d)    Through and including the [***] Trading Day immediately prior to a Conversion Date, a Holder may elect to convert any one or more of the Tranche Conversion Amounts that remains outstanding in whole, but not in part (an “Optional Conversion”), into a number of Conversion Shares determined by dividing such Tranche Conversion Amount(s) by the Conversion Price, with such number of shares of Common Stock rounded down to the nearest whole share, plus cash in lieu of any fractional shares, along with accrued and unpaid interest on such Conversion Notes from, and including, the most recent interest payment date to, but excluding, such date of optional conversion (each such date, an “Optional Conversion Date”), to be paid in cash calculated in accordance with the Indenture. Existing Notes and Conversion Consideration with respect to any Optional Conversion shall be delivered on the Trading Date next succeeding such Optional Conversion Date. Upon payment of the Conversion Consideration to a Holder in connection with an Optional Conversion, the obligations of the Company to such Holder with respect to the applicable Conversion Notes will have been satisfied in full, and the Company shall have no obligation to issue any shares of Common Stock or make any payment in respect of such Conversion Notes on any succeeding Conversion Date or True-Up Date.

(e)    In no event shall the aggregate number of Conversion Shares and True-Up Shares issued pursuant to this Agreement exceed [***].

Section 1.2        Delivery of Existing Notes and Conversions.

(a)    Delivery of the Conversion Notes (each, a “Note Delivery” and together, the “Note Deliveries”) will take place remotely via the exchange of documents and signatures electronically on the applicable Conversion Date or Optional Conversion Date, or on such later date as mutually agreed in writing by the parties hereto. At each such Note Delivery, each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to the applicable Conversion Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may reasonably deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to such Conversion Notes free and clear of any Liens, and waives any and all other rights with respect to such Conversion Notes and the Indenture and releases and discharges the Company from any and all claims, whether now known or unknown, such Holder and any other Holder may now have, or may have in the future, arising out of, or related to, such Conversion Notes, including any claims arising from any existing or past defaults under the Indenture, or any claims that such Holder or any other Holder is entitled to receive additional, special or default interest with respect to such Conversion Notes. The Note Deliveries shall otherwise be governed by the Conversion Procedures set forth in Exhibit B hereto.

(b)    Each delivery of Conversion Consideration and, if applicable, True-Up Shares (each, an “Issuance”) will take place remotely via the exchange of documents and signatures electronically on the applicable Conversion Date or Optional Conversion Date, with respect to Conversion Consideration, or True-Up Date, with respect to True-Up Shares, or on such later date as mutually agreed in writing by the parties hereto. At each such Issuance, the Company shall deliver to the Holders the shares of Common Stock contemplated by Section 1.1 and, by wire transfer, cash in lieu of any fractional shares as contemplated by Section 1.1. The Issuances shall otherwise be governed by the Conversion Procedures set forth in Exhibit B hereto. The Holder in whose name any share of Common Stock is issuable upon conversion of any Conversion Notes will be deemed to become the holder of such share as of the close of business on the date of issuance of such share.

(c)    If applicable, the delivery of Rebate Shares will occur on the Trading Day that immediately follows the third True-Up Date and will be governed by the Conversion Procedures set forth in Exhibit B hereto.

(d)    For the avoidance of doubt, in the event of any delay in a Note Delivery or Issuance, the Company will not make any separate cash payment pursuant to this Agreement in respect of interest, if any, accrued and unpaid from such date for the applicable Conversion Notes. Instead, such amounts will be deemed to be paid by the purchase by the Company of such Conversion Notes for the Conversion Consideration and any applicable True-Up Shares. Delivery of the Conversion Notes shall be effected via one-sided Deposit/Withdrawal at Custodian (DWAC) pursuant to the instructions set forth in Exhibit B hereto (it being understood that posting such request on any date before the applicable Conversion Date or Optional Conversion Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on such Conversion Date or Optional Conversion Date). All questions as to the form of all documents delivered pursuant to this Agreement and the validity and acceptance of the Conversion Notes will be determined by the Company, in its reasonable discretion, which determination shall be final and binding.

Section 1.3         Certain Definitions. In addition to the other capitalized terms used and defined elsewhere in this Agreement, the following terms shall have the respective meanings assigned below:

(a)    “20-Day VWAP Price” means the average of the Daily VWAP of the Common Stock during the twenty (20) Trading Day period from and including the Trading Day that immediately follows the applicable Conversion Date, provided that if such amount is less than $[***] the 20-Day VWAP Price shall be $[***].

(b)    “Business Day” has the meaning assigned to such term in the Indenture.

(c)    “Cantor” means Cantor Fitzgerald & Co.

(d)    “Common Stock” means the Company’s common stock, par value $0.01 per share.

(e)    “Conversion Price” means an amount equal to the greater of (i) one hundred thirty-five percent (135%) of the volume-weighted average price of the Common Stock on the Trading Day that immediately follows first the public announcement of this Transaction and (ii) the minimum price of $[***].

(f)    “Covered SEC Filings” means each of the following documents, in the form they were filed with the SEC and including any amendments thereto filed with the SEC: (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and (b) the Company’s Current Reports on Form 8-K (excluding any Current Reports or portions thereof that are furnished, and not filed, pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any related exhibits) filed with the SEC after December 31, 2024.

(g)    “Daily VWAP” has the meaning assigned to such term in the Indenture.

(h)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)    “Indenture” means the Indenture, dated as of August 14, 2020, as supplemented by the First Supplemental Indenture, dated as of August 14, 2020, each between the Company and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the Existing Notes were issued.

(j)    “Moelis” means Moelis & Company LLC.

(k)    “SEC” means the U.S. Securities and Exchange Commission.

(l)    “Securities Act” means the Securities Act of 1933, as amended.

(m)    “Trading Day” has the meaning assigned to such term in the Indenture.

(n)    “Tranche Conversion Amount” means $3,333,000 on each of the first and second Conversion Dates and $3,334,000 on the third Conversion Date.

(o)    “True-Up Amount” means, with respect to a True-Up Date, the number of shares of Common Stock equal to: (i) the applicable Tranche Conversion Amount divided by 95% of the applicable 20-Day VWAP Price, rounded down to the nearest whole number, minus (ii) the number of Conversion Shares delivered on the applicable Conversion Date with respect to such Tranche Conversion Amount.

(p)    “True-Up Date” means each of the [***], [***] and [***] calendar days following the date of this Agreement; provided that if a True-Up Date falls on a date that is not a Trading Day, such True-Up Date will be deemed to occur on the next succeeding Trading Day.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and where specified below, on behalf of each Holder, each of which is and shall be true and correct on the date hereof, on each Conversion Date or Optional Conversion Date, as the case may be, and on each True-Up Date, to the Company, and all such covenants, representations and warranties shall survive the Note Deliveries, the Issuances and any delivery of Rebate Shares.

Section 2.1         Due Formation, Valid Existence and Good Standing; Authorization, Execution and Delivery of This Agreement. The Undersigned, for itself and on behalf of each Holder, is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to sell, assign and transfer the Conversion Notes to be converted pursuant to, and to enter into, this Agreement and perform all obligations required to be performed by the Undersigned or such Holder under this Agreement. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

Section 2.2         Power to Perform Obligations and Bind Accounts; Survival of Authority. If the Undersigned is exchanging any Conversion Notes or acquiring any of the Conversion Consideration or, if applicable, True-Up Shares as a fiduciary or agent for one or more Accounts (including any Accounts that are Holders), then the Undersigned represents that it has (a) the requisite investment discretion with respect to each such Account necessary to effect the Transaction, (b) full power to make the representations, warranties and covenants set forth in this Article II on behalf of such Account, and (c) contractual authority with respect to each such Account; and Exhibit A hereto is a true, correct and complete list of (i) the name of each Account and (ii) the principal amount of such Account’s Conversion Notes. All authority conferred in this Agreement will survive the dissolution of the Undersigned, and any representation, warranty, undertaking and obligation of the Undersigned under this Agreement will be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of the Undersigned.

Section 2.3         Ownership of and Title to Existing Notes. Each of the Holders is and, immediately before each Conversion Date or Optional Conversion Date, as the case may be, will be the sole legal and beneficial owner of the Conversion Notes set forth on Exhibit A (insofar as such Conversion Notes have not then been converted pursuant to the terms of this Agreement). Each Holder has good, valid and marketable title to its Conversion Notes, free and clear of any Liens. None of the Holders has, in whole or in part, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its rights, title or interest in or to its Conversion Notes, or (b) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Conversion Notes.

Section 2.4         Rule 144 Matters. A holding period of at least one year has elapsed with respect to such Holder’s Conversion Notes within the meaning of Rule 144(d) under the Securities Act. Neither the Undersigned nor any other Holder is, as of the date of this Agreement, on any Conversion Date or Optional Conversion Date, as the case may be, or on any True-Up Date, will be, and, at no time during the three months preceding the date of this Agreement or preceding any Conversion Date or Optional Conversion Date, as the case may be, or any True-Up Date, was or will any of them be, a “person” that is an “affiliate” of the Company (as such terms are defined in Rule 144 under the Securities Act).

Section 2.5         Passage of Good Title; No Liens. When the Conversion Notes are delivered to the Company pursuant to this Agreement, the Company will acquire good, marketable and unencumbered title to the Conversion Notes, free and clear of all Liens.

Section 2.6          Non-Contravention. This Agreement, the Transaction and the other transactions contemplated hereby to be performed by the Undersigned or any Holder will not (a) contravene any law, rule or regulation binding on the Undersigned or such Holder, any investment guideline or restriction applicable to the Undersigned or such Holder, or any judgment or order of any court or arbitrator or governmental or regulatory authority applicable to the Undersigned or such Holder; (b) constitute a breach or violation or result in a default under any loan agreement, mortgage, lease or other agreement or instrument to which the Undersigned or such Holder is a party or by which any of the foregoing is bound; or (c) constitute a breach or violation or result in a default under the organizational documents of the Undersigned or such Holder, except, in the case of clauses (a) and (b) above, for such contraventions, conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Undersigned or such Holder taken as a whole or on the performance by the Undersigned or such Holder of its obligations under this Agreement.

Section 2.7      Jurisdiction of Residence. The Undersigned and each Holder is a resident of the jurisdiction set forth on Exhibit A attached to this Agreement.

Section 2.8         Compliance with Certain Laws; No Consents. The Undersigned and each Holder will comply with all applicable laws and regulations in effect in any jurisdiction in which the Undersigned or any of the Holders acquires any Conversion Consideration or, if applicable, True-Up Shares pursuant to the Transaction. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution and delivery by the Undersigned or any Holder of, and the performance by the Undersigned and each Holder of its obligations under, this Agreement and the consummation of the transactions contemplated by this Agreement.

Section 2.9         Acknowledgement of Risks; Investment Sophistication. The Undersigned and each Holder understands and accepts that the Conversion Shares and any True-Up Shares to be acquired in the Transaction involve risks. The Undersigned and each Holder has such knowledge, skill and experience in business, financial and investment matters that such person is capable of evaluating the merits and risks of the Transaction and an investment in the Common Stock, and is able to fend for itself in the Transaction. With the assistance of each Holder’s own professional advisors, to the extent that such Holder has deemed appropriate, each Holder has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Common Stock and the consequences of the Transaction and this Agreement. Each Holder has considered the suitability of the Common Stock as an investment in light of its own circumstances and financial condition, and each of the Undersigned and each Holder is able to bear the risks associated with an investment in the Common Stock.

Section 2.10         No View to Distribution; No Registration. Each Holder is acquiring the Common Stock solely for such Holder’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock in violation of the Securities Act. The Undersigned and each Holder understands that the offer and sale of the Conversion Shares and True-Up Shares has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Undersigned and the Holders and the accuracy of the other representations made by the Undersigned, for itself and on behalf of each Holder, in this Agreement. The Undersigned and each Holder understands that the Company and its affiliates and agents are relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Transaction meets the requirements for such exemptions.

Section 2.11         Information Provided. The Undersigned and each Holder acknowledges that no person has given, nor has any person been authorized to give, any information or to make any representation, warranty, covenant or agreement, express or implied, concerning the Company or the Transaction other than as contained in this Agreement and the Covered SEC Filings. The Company takes no responsibility for, and provides no assurance as to the reliability of, any other information that others may provide to the Undersigned or any Holder.

Section 2.12         No Investment, Tax or Other Advice. The Undersigned confirms that it and each Holder is not relying on any statement (written or oral), representation or warranty made by, or on behalf of, the Company, Cantor, Moelis or any of their respective affiliates or agents as investment, tax or other advice or as a recommendation to participate in the Transaction and receive the Conversion Consideration or any True-Up Shares in exchange for Conversion Notes. The Undersigned confirms that it and each Holder has not relied on any statement (written or oral) of the Company, Cantor, Moelis or any of their respective affiliates or agents as to the terms of the Transaction. None of the Company, Cantor, Moelis or any of their respective affiliates or agents is acting or has acted as an advisor to the Undersigned or any Holder in deciding whether to participate in the Transaction and to convert Conversion Notes into Conversion Consideration and, if applicable, True-Up Shares.

Section 2.13         Investment Decision Matters. The Undersigned confirms that none of the Company, Cantor, Moelis or any of their respective affiliates or agents have (a) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Common Stock; or (b) made any representation to the Undersigned or any Holder regarding the legality of an investment in the Common Stock under applicable investment guidelines, laws or regulations. In deciding to participate in the Transaction, neither the Undersigned nor any Holder is relying on the advice or recommendations of the Company or Cantor, Moelis, or their respective affiliates or agents, and the Undersigned and each Holder has made its own independent decision that the terms of the Transaction and the investment in the Common Stock are suitable and appropriate for it.

Section 2.14         Due Diligence. The Undersigned and each Holder is familiar with the business and financial condition and operations of the Company and has had the opportunity to conduct its own investigation of the Company and the Common Stock. The Undersigned and each Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Transaction, fully intends to be legally bound by this Agreement, and had access to and has carefully reviewed the Covered SEC Filings, this Agreement (including the exhibits hereto) and such other information concerning the Company and the Common Stock it deems necessary to enable it to make an informed investment decision concerning the Transaction. The Undersigned and each Holder has had a full opportunity to ask questions of the Company and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Transaction and to verify the accuracy of the information set forth in the Covered SEC Filings and this Agreement.

Section 2.15         No Regulatory Agency Recommendation or Approval. The Undersigned and each Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Common Stock or made any recommendation or endorsement, or made any finding or determination concerning the fairness or advisability, of such investment or the consequences of the Transaction and this Agreement.

Section 2.16        Accredited Investor or Qualified Institutional Buyer Status. Each Holder and each account for which it is acting is (a) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) and (8) of Regulation D promulgated under the Securities Act and/or (b) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Undersigned and each Holder agrees to furnish any additional information reasonably requested by the Company or any of its affiliates or agents to assure compliance with applicable U.S. federal and state securities laws in connection with the Transaction.

Section 2.17       Mutual Negotiation. The Undersigned acknowledges that the terms of the Transaction have been mutually negotiated between the Undersigned (for itself and on behalf of each Holder) and the Company. The Undersigned was given a meaningful opportunity to negotiate the terms of the Transaction for itself and on behalf of each Holder. The Undersigned had a sufficient amount of time to consider whether to participate in the Transaction, and none of the Company, Cantor, Moelis or any of their respective affiliates, advisors or agents, has placed any pressure on the Undersigned to respond to the opportunity to participate in the Transaction. The Undersigned’s and each Holder’s participation in the Transaction was not conditioned by the Company on the Undersigned or any Holder’s exchange of a minimum principal amount of Existing Notes for the Conversion Consideration and, if applicable, any True-Up Shares. The Undersigned and each Holder acknowledges that it did not became aware of the Transaction through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

Section 2.18         Financial Adviser Fee. The Undersigned acknowledges that it and each Holder understands that the Company intends to pay each of Cantor and Moelis a fee in respect of the Transaction.

Section 2.19         Additional Documentation. The Undersigned will, upon request, execute and deliver, for itself and on behalf of any Holder, any additional documents that the Company or the Trustee may reasonably request to complete the Transaction.

Section 2.20         Bring-Down of Representations and Warranties. Except to the extent that the Undersigned notifies the Company in writing to the contrary on or prior to any Conversion Date or Optional Conversion Date, as the case may be, or on or prior to any True-Up Date, each of the Undersigned’s representations and warranties, on behalf of itself and each Holder, contained in this Agreement will be deemed to have been reaffirmed and confirmed as of each Conversion Date or Optional Conversion Date, as the case may be, and as of each True-Up Date.

Section 2.21         Wall-Cross Matters. The Undersigned acknowledges and agrees that it and each Holder has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Undersigned was first contacted by the Company, Cantor or Moelis with respect to the transactions contemplated by this Agreement until after 9:30 a.m., New York City time, on the first Business Day after the date of this Agreement (the “Release Time”). Solely for purposes of this Section 2.21, subject to the Undersigned’s compliance with its obligations under U.S. federal securities laws and the Undersigned’s internal policies, (a) “Undersigned” will not include any employees or affiliates of the Undersigned that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s legal or compliance department; and (b) the foregoing representations and covenants of this Section 2.21 will not apply to any transaction by or on behalf of an account that was effected without the advice or participation of, or such account’s receipt of information regarding the transactions contemplated hereby provided by, the Undersigned.

Section 2.22         No Reliance on the Company, Cantor or Moelis; Related Matters. The Undersigned acknowledges and agrees that none of the Company, Cantor or Moelis has acted as a financial advisor or fiduciary to the Undersigned or any Holder and that none of Cantor, Moelis or any of their respective directors, officers, employees, representatives and controlling persons have any responsibility for making, and none of them have made, any independent investigation of the information contained herein or in the Company’s SEC filings and none of them make any representation or warranty to the Undersigned or any Holder, express or implied, with respect to the Company, the Existing Notes, the Conversion Consideration or the True-Up Shares, or the accuracy, completeness or adequacy of the information provided to the Undersigned or any Holder or any other publicly available information, nor will any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Undersigned or any Holder. The Company, Cantor and Moelis are in possession of information about the Company (including material non-public information) that the Company will not announce publicly in connection with the Transaction and, at the Undersigned’s and each Holder’s direction, the Company has not made such information available to the Undersigned or any Holder. Such information may impact the value of the Existing Notes or the Common Stock.

Section 2.23         Tax Matters. The Undersigned acknowledges that, if a Holder is a United States person for U.S. federal income tax purposes, then either (a) the Company must be provided with a correct taxpayer identification number (generally, a person’s social security or federal employer identification number) and certain other information on a properly completed and executed IRS Form W-9, which is provided herein on Exhibit C attached to this Agreement; or (b) another basis for exemption from backup withholding must be established. The Undersigned further acknowledges that, if a Holder is not a United States person for U.S. federal income tax purposes, then the Company must be provided with the appropriate properly completed and executed IRS Form W-8, attesting to that non-U.S. Holder’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended. The Undersigned further acknowledges that any Holder may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments or deliveries made to such Holder unless such Holder properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding.

Section 2.24         Full Satisfaction of Obligations under the Notes. The Undersigned and each Holder acknowledges that, upon payment of the Conversion Consideration and, if applicable, True-Up Shares to such Holder as contemplated by this Agreement, the obligations of the Company to such Holder under the Conversion Notes will have been satisfied in full, notwithstanding any delivery of Rebate Shares pursuant to the terms of this Agreement.

Article III: Representations and Warranties of the Company

The Company hereby makes the following representations and warranties, each of which is and shall be true and correct on the date hereof, on each Conversion Date or Optional Conversion Date, as the case may be, and on each True-Up Date, and all such representations and warranties shall survive the Note Deliveries, the Issuances and any delivery of Rebate Shares.

Section 3.1         Due Formation, Valid Existence and Good Standing; Power to Perform Obligations. The Company is duly formed, validly existing and in good standing under the laws of the State of Washington, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to consummate the Transaction and to execute and deliver, and perform its obligations under, this Agreement.

Section 3.2         Securities Act Matters. Assuming the accuracy of the representations and warranties of the Undersigned, made on behalf of itself and each Holder, (a) the issuance of the Conversion Shares and any True-Up Shares in exchange for the Conversion Notes pursuant to this Agreement is exempt from the registration requirements of the Securities Act and (b) when issued pursuant to this Agreement, the Conversion Shares and any True-Up Shares will be freely transferable without restrictions as to volume and manner of sale pursuant to Rule 144 under the Securities Act by any Holder that is not, at such time or at any time during the immediately preceding three months, an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company.

Section 3.3         Conversion Shares and True-Up Shares; Listing. The Company has duly authorized and reserved a number of shares of Common Stock for issuance in connection with the conversion of the Conversion Notes, and, when such Conversion Shares and any True-Up Shares are issued as contemplated by this Agreement, such Conversion Shares and True-Up Shares will be validly issued, fully paid and non-assessable, and the issuance of any such Conversion Shares and True-Up Shares will not be subject to any preemptive or similar rights. On or before the first Conversion Date, the Company will have submitted to the Nasdaq Stock Market an Application for Listing of Additional Shares with respect to the Conversion Shares and the True-Up Shares. The Company will use its commercially reasonable efforts to maintain the listing of the Conversion Shares and the True-Up Shares on the Nasdaq for so long as the Common Stock is then so listed.

Section 3.4        No Consents. No consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority is required for the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the consummation of the transactions contemplated by this Agreement, except such as have been obtained or made (or will, on or before the first Conversion Date, have been obtained or made) and except for any filings as may be required under the Exchange Act.

Section 3.5       Authorization, Execution and Delivery of This Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

Section 3.6         Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 3.7         Accuracy of Covered SEC Filings. As of their respective dates, the Covered SEC Filings did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 3.8         Bring-Down of Representations and Warranties. Unless the Company notifies the Undersigned in writing to the contrary on or prior to any Conversion Date or Optional Conversion Date, as the case may be, or on or prior to any True-Up Date, each representation and warranty of the Company contained in this Agreement will be deemed to have been reaffirmed and confirmed as of each Conversion Date or Optional Conversion Date, as the case may be, and as of each True-Up Date.

Article IV: Miscellaneous

Section 4.1         Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, Conversion Shares or True-Up Shares shall not be issued to a Holder if after such issuance such Holder (or any number of investors acting in concert so as to form a “group,” as defined under Section 13(d)(3) of the Exchange Act) would beneficially own more than 9.9% of the shares of Common Stock then outstanding (the “Beneficial Ownership Limitation”). The Undersigned may, at any time, elect to reduce the 9.9% cap to 4.9%. Any such reduction will be effective immediately and will be irrevocable. If the issuance of Conversion Shares or True-Up Shares would otherwise result in exceeding the Beneficial Ownership Limitation, the Company will only issue up to that number of shares that would amount to a Holder’s (or any number of investors acting in concert so as to form a “group,” as defined under Section 13(d)(3) of the Exchange Act) beneficial ownership being initially 9.9%, and the balance will be held in abeyance by the Company.

Section 4.2         Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transaction embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.3        Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the transactions contemplated hereby. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereby, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary, proper or advisable to consummate the transactions contemplated hereby.

Section 4.4         Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (in the case of assignment by a Holder) or the applicable Holders (in the case of assignment by the Company). This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 4.5         Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company and the Undersigned irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of the transactions contemplated by this Agreement.

Section 4.6        Jurisdiction. Each party hereto hereby submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any such suit, action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement (in each case, an “Action”), agrees not to commence any such Action except in such courts, and irrevocably agrees that all claims in respect of any such Action and the transactions contemplated hereby or the actions of the parties in the negotiation, performance or enforcement hereof may be heard and determined in such court (and any appellate court thereof).

Section 4.7         Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 4.8         Third-Party Beneficiaries. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto. Notwithstanding the foregoing, each of Cantor and Moelis, acting as financial advisors to the Company, may rely on each representation and warranty of the Company and of the Undersigned, made on behalf of itself and each Holder, herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to Cantor or Moelis, respectively. Each of Cantor and Moelis will be a third-party beneficiary of this Agreement to the extent provided in this Section 4.8.

Section 4.9          Disclosure. As of the date of this Agreement, the Company is not aware of, and has not provided to the Undersigned, any material non-public information regarding the Company or its securities, other than any material non-public information relating to the Transaction. The Company agrees to publicly disclose at or before the Release Time the conversion of the Conversion Notes contemplated by this Agreement in a press release or Current Report on Form 8-K. The Company acknowledges and agrees that, as of the Release Time, none of the information provided by or on behalf of the Company to the Undersigned or any Holder in connection with the Conversion will constitute material non-public information.

Section 4.10        Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

OMEROS CORPORATION

By:
Name:
Title:

[Signature Page to Note Conversion Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[UNDERSIGNED]

By:
Name:
Title:

[Signature Page to Note Conversion Agreement]